Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of GigaBeam Corporation (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2004 (the "Report"), I, Louis
S. Slaughter, as Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Louis S. Slaughter
                                                --------------------------------
                                                Louis S. Slaughter,
                                                Chief Executive Officer
                                               (Principal Executive Officer
                                                and Principal Financial Officer)

Dated:  April 14, 2005

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the annual report or as a separate disclosure.